SUPPLEMENT DATED MARCH 1, 1997 TO
                       PROSPECTUS DATED MAY 1, 1996 FOR
                  PERIODIC PAYMENT VARIABLE ANNUITY CONTRACTS

                             KEMPER ADVANTAGE III
                                  ISSUED BY
                   KEMPER INVESTORS LIFE INSURANCE COMPANY


Kemper Investors Life Insurance Company ("KILICO") has revised Contracts that are issued as Individual Retirement Annuities (IRAs), Simplified Employee Pensions (SEPs) or Non-Qualified Plan Contracts (Non-Qualified). Contracts issued as IRAs, SEPs or Non-Qualified are changed to provide for modification of the Dollar Cost Averaging feature to permit dollar cost averaging out of the General Account. This change is described below with reference to that part of the Prospectus modified by this Supplement.

Dollar Cost Averaging

The following is added after the first sentence of the first paragraph under "Dollar Cost Averaging" appearing on page 27 of the Prospectus:

     "A Contract Owner may predesignate a portion of the Contract Value under the Contract attributable to the General Account to be automatically transferred on a monthly or quarterly basis for a specified duration of at least one year to one or more of the Subaccounts during the Accumulation Period."

















ADIIIB